UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                      February 27, 2004 (February 26, 2004)




                               UnionBancorp, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





         Delaware                       0-28846                  36-3145350
---------------------------           ------------           -------------------
State or other jurisdiction           (Commission               (IRS Employer
     of Incorporation                 File Number)           Identification No.)






                     321 West Main Street, Ottawa, IL 61350
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (815) 431-2720
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 7.           Financial Statements and Exhibits.

                  (a)      Exhibits.
                           --------

                           Exhibit Number
                           --------------

                           99.1 Press Release, dated February 26, 2004 issued by UnionBancorp, Inc.

Item 12.          Results of Operations and Financial Condition.

                  Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

                  On February 26, 2004, UnionBancorp, Inc. issued a news release to report its financial results for the quarter ended December 31, 2003. The release is furnished as Exhibit 99.1 hereto.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       UNIONBANCORP, INC.




Dated: February 26, 2004               /s/ DEWEY R. YAEGER
                                       -----------------------------------------
                                       Dewey R. Yaeger
                                       President and Principal Executive Officer




Dated: February 26, 2004               /s/ KURT R. STEVENSON
                                       -----------------------------------------
                                       Kurt R. Stevenson
                                       Senior Vice President and Principal
                                       Financial and Accounting Officer

                                  EXHIBIT INDEX

Exhibit Number
--------------

     99.1         Press Release, dated February 26, 2004 issued by UnionBancorp,
                  Inc.